I N V E S T O R P R E S E N T A T I O N J U N E 2 0 2 4 EXHIBIT 99.1

2 FORWARD-LOOKING STATEMENTS Certain statements contained in this presentation, including statements relating to American Healthcare REIT, Inc.’s (the ”Company,” “its,” “we,” “our,” “us,” or “AHR”) expectations regarding its portfolio growth, interest expense savings, balance sheet, net income per share, FFO per share, NFFO per share, total portfolio Same-Store NOI growth, segment-level Same-Store NOI growth, occupancy, NOI growth, revenue growth, and margin expansion may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends for all such forward-looking statements to be covered by the applicable safe harbor provisions for forward-looking statements contained in those acts. Such forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “can,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” “possible,” “initiatives,” “focus,” “seek,” “objective,” “goal,” “strategy,” “plan,” “potential,” “potentially,” “preparing,” “projected,” “future,” “long-term,” “once,” “should,” “could,” “would,” “might,” “uncertainty,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this presentation. Any such forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which the Company operates and beliefs of, and assumptions made by, the Company's management and involve known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied therein, including, without limitation, risks disclosed in the Company’s periodic reports as filed with the Securities and Exchange Commission (“SEC”). Except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statements contained in this presentation. NON-GAAP MEASURES This presentation includes certain financial measures, such as EBITDA, Adjusted EBITDA, Annualized Adjusted EBITDA, Net Debt, cash NOI, Same-Store NOI, same-store revenues, FFO, and NFFO that are calculated and presented on the basis of methodologies other than in accordance with GAAP. Other companies may use similarly titled non‐GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, the Company’s non‐GAAP financial measures may not be comparable to such similarly titled non‐GAAP measures of other companies. We caution investors not to place undue reliance on such non‐GAAP measures, but instead to consider them with the most directly comparable GAAP measures. Non‐GAAP financial measures have limitations as analytical tools and should not be considered in isolation. These non‐GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP. See the Appendix for a reconciliation of each of these non‐GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP are shown in the Appendix hereto. DEFINED TERMS Certain defined terms used herein are defined in the Appendix. FINANCIAL RESULTS AND OTHER INFORMATION Unless otherwise indicated herein, the financial results and other information included in this presentation are based on the financial results and information disclosed on May 13, 2024 in the Company’s Q1 2024 earnings release and First Quarter 2024 supplemental information package, which can be found in the Investor Relations section of the Company’s website at www.americanhealthcarereit.com. DISCLAIMERS 2

MANAGEMENT PARTICIPANTS Danny Prosky President & CEO Brian Peay CFO Gabe Willhite COO Alan Peterson VP, Investor Relations & Finance 3

RECENT HIGHLIGHTS

$0 $50 $100 $150 $200 $250 $300 ISHC Outpatient Medical SHOP Triple-Net Leased Total Same- Store M ill io ns Q1 2023 Q1 2024 $0 $10 $20 $30 $40 $50 $60 $70 ISHC Outpatient Medical SHOP Triple-Net Leased Total Same- Store M ill io ns Q1 2023 Q1 2024 +19.9% 88.0% 1.25x+33.5% +13.0% SAME-STORE Q1 2024 REVENUE GROWTH SAME-STORE Q1 2024 NOI GROWTH SS ISHC / Trilogy NOI GROWTH(1) SS OUTPATIENT MEDICAL OCCUPANCY SS SHOP NOI GROWTH(1) TRIPLE-NET LEASED EBITDAR COVERAGE SS TOTAL PORTFOLIO NOI GROWTH(1) RECENT HIGHLIGHTS | Q1 2024 PORTFOLIO PERFORMANCE 13.0% GROWTH 7.1% GROWTH 51. Same-Store (“SS”) NOI growth shown for the three months ended March 31, 2024 compared to the same period in 2023.

SAME-STORE OCCUPANCY UPDATE BY PROPERTY SEGMENT (1) (2) Paid down ~$721.5 million of outstanding debt with a weighted average interest rate of 7.5%. Amended credit facility; increasing the size by $100 million to $1.15 billion and extending the maturity of the revolver to February 14, 2028, which may be extended for one 12-month period. Included or announced to be included in the S&P Completion, S&P Total Market, MSCI US REIT and MSCI US Small Cap and Russell 2000 Indices. BALANCE SHEET & CAPITAL MARKETS UPDATE TRANSACTION ACTIVITY In February 2024, the Company closed on the acquisition of a senior housing portfolio in Oregon consisting of 856 beds across 14 properties, which was previously announced. The total consideration consisted of $94.5 million of assumed debt, plus closing costs, reflecting a price per bed of approximately $110,000. The assumed debt has a fixed interest rate of 4.54% and matures on January 1, 2028. The portfolio is managed by Compass Senior Living through a RIDEA structure. The Company has an existing relationship with Compass Senior Living as a tenant in its Triple-Net Leased Properties. 1. Spot occupancy disclosed as of May 24, 2024 and not previously reported. 2. For ISHC and SHOP, percentage represents occupancy for the three months ended March 31, 2024 and 2023. For Outpatient Medical, percentage represents spot occupancy as of quarter end. RECENT HIGHLIGHTS (CONT’D) 84.6% 86.2% 86.7% Q1 2023 Q1 2024 May 24, 2024 Integrated Senior Health Campuses 78.6% 85.7% 87.3% Q1 2023 Q1 2024 May 24, 2024 SHOP 89.6% 88.0% 88.3% Q1 2023 Q1 2024 May 24, 2024 Outpatient Medical 6

12.0x 10.5x 11.6x 15.5x 17.4x 24.9x 0x 5x 10x 15x 20x 25x AHR SBRA OHI VTR CTRE WELL Core FFO or Normalized FFO Multiples Consensus ’24 FFO Multiples (1) Relative Healthcare REIT Valuation NAV Valuation Percentage Premium / (Discount) to Green Street NAV (2) -16.6% 5.6% 29.3% 35.7% 85.4% -25% 0% 25% 50% 75% 100% AHR SBRA VTR OHI WELL RECENT HIGHLIGHTS (CONT’D) 7 1. Based on closing stock price and mean consensus estimates pulled from S&P Capital IQ on May 30,2024. Consensus FFO is based on Core or Normalized FFO as disclosed by each company. 2. Based on Green Street’s Q1 2024 NAV per share estimate and closing stock price on May 30, 2024. Green Street does not have an NAV estimate for CTRE.

AHR OVERVIEW

Diversified High-Quality Asset Base Diversified healthcare-focused REIT with attractive mix of tenants and operators, considerable portfolio size, scale, and national footprint Senior Housing Focus with Over Half of Portfolio in Operating Portfolio/RIDEA Positioned well for multiyear senior housing growth opportunity from strong sector fundamentals Unique Integrated Campus Model with High-Quality Operator – Trilogy Unique opportunity to invest in integrated senior health campuses through Trilogy Attractive Organic Growth Profile Favorable senior housing demographic and macro tailwinds, fortified by operational experience of AHR and its operators and attractive supply / demand dynamics Multiple Avenues for Accretive External Growth Proven track record of strategic capital allocation, portfolio expansion, with embedded development pipeline AHR KEY DIFFERENTIATORS 9

EXPERIENCED MANAGEMENT TEAM COMMITTED TO EXCELLENCE Commitment to High- Quality Care Standards • Focused on quality outcomes for care received in the Company’s properties • Partner with mission-driven regional operators • Outcomes evidenced by best-in- class CMS Star ratings Healthcare Real Estate Experts • Recognized as the sixth largest seniors housing owner by units per American Seniors Housing Association(1) • Hands-on asset management led by individuals with prior REIT or operational experience • Local operator focus known as market experts results in strong performance • Collaboration across operators sharing best practices at annual AHR Operator Summit Experienced Capital Allocators • Management team has collectively acquired over $9.7 billion of Healthcare investments over the past 17 years(2) • Transactions knowledge ranges from senior housing (managed & leased), outpatient medical, skilled nursing, development (expansions & ground-up), and debt investments supporting diversified portfolio strategy • Focus on acquisition pricing, execution, and structuring for strong performance and proper alignment • Executive team has an average of 28 years of experience • Prior public-REIT experience • Experience navigating market cycles within the healthcare and other real estate sectors • A deep bench of leaders with accounting, finance, legal, and operations backgrounds 10 Proven Track Record & Leadership 1. Per American Seniors Housing Association 2023 ASHA 50 rankings published September 5, 2023. 2. Senior management previously served as the healthcare real estate investment management team for American Healthcare Investors, LLC and Grubb & Ellis Company. This overview includes equity raised from 2006 when certain members of the senior management at AHR came together at Grubb & Ellis Company. 10

Integrated Senior Health Campuses (ISHC) 49.4% Senior Housing Operating Properties (SHOP) 8.3% Outpatient Medical (OM) 27.1% Triple-Net Leased Properties 12.5% Debt Security Investment 2.7% 11 PORTFOLIO COMPOSITION (as of 3/31/2024) Q1 2024 PRO-RATA CASH NOI % BY SEGMENT Powerful secular trend of increasing healthcare utilization that is expected to benefit all healthcare real estate asset classes. Capital allocation flexibility to seek most attractive risk-adjusted returns across healthcare real estate sectors dynamically. Diversification of payor mix from various tenant/operators in differing healthcare real estate sectors increases reliability of cash flows. DIVERSIFICATION BENEFITS 1

4.3% Same-Store NOI Growth 1.25x EBITDAR Coverage 12 126 Properties 86.2% Same-Store Occupancy (1) 19.9% Same-Store NOI Growth 76.8% Quality Mix by Revenue 64% 4- or 5- Star Overall CMS Rating 83 Properties 88.0% Same-Store Occupancy (2) 4.4 million Consolidated GLA (sq ft) ~76% On-Campus, Adjacent or Affiliated ~90% Multi-tenant 64 Properties 85.7% Same-Store Occupancy (1) 33.5% Same-Store NOI Growth $4,795 Total Portfolio RevPOR 7 Regional Operators 28 Properties 91.0% Avg. Operator Occupancy (3) 1.60x EBITDARM Coverage PORTFOLIO KEY STATS (as of 3/31/2024) INTEGRATED SENIOR HEALTH CAMPUSES OUTPATIENT MEDICAL SENIOR HOUSING OPERATING PROPERTIES TRIPLE-NET LEASED PROPERTIES 12 1. Same-Store Occupancy for ISHC and SHOP segments shown as average occupancy for the quarter ended 3/31/2024. 2. Same-Store Occupancy for Outpatient Medical shown as ending occupancy for the quarter ended 3/31/2024. 3. Facilities are 100% triple-net leased, operators’ occupancies are one quarter in arrears and hospitals are excluded.

SENIOR HOUSING & CARE TRENDS

36% 14% 24% 20% 45% 28% 32% 27% 28% 24% 50% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% California District of Columbia Illinois New York Texas Indiana Kentucky Louisiana Michigan Ohio Oregon -20,000 -15,000 -10,000 -5,000 0 5,000 10,000 15,000 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Inventory Growth Absorption 5 7 9 11 13 15 17 19 21 2022 2030 80-84 Year Old Population 85+ Population FUNDAMENTALS ARE FAVORABLE AS DEMAND INCREASES AND ABSORPTION REMAINS ELEVATED 80+ POPULATION GROWTH PROJECTIONS FROM 2020 TO 2030 BY STATE IS COMPELLING BROADLY ACROSS KEY AHR STATES(2) ABSORPTION REMAINS HISTORICALLY HIGH WHILE NEW SUPPLY REMAINS HISTORICALLY LOW(3) OVER 80 POPULATION IS GROWING(1) (in millions) 2032 5.6 MILLION INCREASE 2032 1. Source: U.S. Census Bureau 2023 Population Projections. 2. Source: University of Virginia Weldon Cooper Center for Public Service Population Projections. 3. Source: NIC MAP Data as of Q1 2024. 18.8M 13.2M SENIOR HOUSING DEMAND GROWING Senior Housing Supply-Demand; Primary Markets Top AHR States 14

15 100 105 110 115 120 125 130 135 140 Ja n- 20 A pr -2 0 Ju l- 20 O ct -2 0 Ja n- 21 A pr -2 1 Ju l- 21 O ct -2 1 Ja n- 22 A pr -2 2 Ju l- 22 O ct -2 2 Ja n- 23 A pr -2 3 Ju l- 23 O ct -2 3 Ja n- 24 A pr -2 4 In de xe d to 10 0 at J an ua ry 2 02 0 Construction Cost Index(2) 0% 1% 2% 3% 4% 5% 6% 7% Q4 2 00 6 Q3 2 00 7 Q2 2 00 8 Q1 2 00 9 Q4 2 00 9 Q3 2 01 0 Q2 2 01 1 Q1 2 01 2 Q4 2 01 2 Q3 2 01 3 Q2 2 01 4 Q1 2 01 5 Q4 2 01 5 Q3 2 01 6 Q2 2 01 7 Q1 2 01 8 Q4 2 01 8 Q3 2 01 9 Q2 2 02 0 Q1 2 02 1 Q4 2 02 1 Q3 2 02 2 Q2 2 02 3 Q1 2 02 4 Construction Starts as % of Inventory (Rolling 4-Quarter) Majority IL Majority AL Majority NC MULTI-YEAR TAILWIND FROM LIMITED NEW SUPPLY SIGNIFICANT BARRIERS TO NEW CONSTRUCTION RAMP INVENTORY GROWTH AT HISTORICALLY LOW LEVELS WITH STARTS DOWN DRAMATICALLY Construction costs have increased by over 36% since 2020 Financing costs have increased dramatically over the same period putting pressure on development returns Construction financing remains challenging as lending criteria has tightened significantly Market is abundant with transactions below replacement cost attracting investor attention Developer capital is tied up in earlier vintage developments as many are waiting for improved transaction market before recycling capital into new projects Senior living inventory growth across product types is at historically low levels with assisted living inventory growth at the lowest level since at least 2010(1) Construction starts provides valuable insight into future supply as typical construction timeline is 24-36 months Nearly 80% reduction in assisted living construction starts 1. Source: NIC MAP Data as of Q1 2024. 2. Source: U.S. Bureau of Labor Statistics, Producer Price Index by Commodity: Construction (Partial): New Nonresidential Building Construction, retrieved from FRED, Federal Reserve Bank of St. Louis; May 28, 2024. +36% INCREASE

OPERATING PORTFOLIO I S H C / T R I L O G Y A N D S H O P

17 SENIOR HOUSING RIDEA FOCUS THROUGH OPERATING PORTFOLIO OPERATING PORTFOLIO STRATEGY (as of 3/31/2024) 57.7% SHOPISHC / Trilogy Pro-Rata Cash NOI as % of Total Portfolio REGIONAL PRESSENCE TRACK RECORD OF SUCCESS COMMITMENT TO EXCELLENCE PROPER ALIGNMENT OF GOALS AND INCENTIVES SHARING BEST PRACTICES SUSTAINED SUCCESS DEPENDS ON HIGH- QUALITY OF CARE REGIONAL FOCUS ALLOWS FOR GREATER OPERATOR CONTROL OF CULTURE, QUALITY AND PERFORMANCE WE FAVOR LONG-TERM OPERATOR PARTNERSHIPS WITH PROVEN CARE PROVIDERS MAKING SURE OWNER AND OPERATORS HAVE PROPER BOTTOM LINE ALIGNMENT THROUGH THOUGHTFUL AND DYNAMIC PLANS FACILITATING SHARING OF OPERATOR BEST PRACTICES THROUGH THE AHR PLATFORM TO IMPROVE PERFORMANCE NATIONALLY KEY OPERATOR ATTRIBUTES 17

• ABILITY TO AGE-IN-PLACE WITH FULL CONTINUUM OF CARE o Unique mix of senior housing (AL/IL/MC) units (~43%) and skilled nursing beds (~57%) on same campus • PURPOSE-BUILT FACILITIES o Average age of campuses/facilities of 9.4 years • EFFICIENCIES FROM SIZE AND GEOGRAPHIC CONCENTRATION • HIGH-QUALITY OPERATOR o Long-tenured management team o Strong track record of high performance o Aligned operator incentives • RIDEA STRUCTURE o Opportunity for upside through increasing demand for senior housing • ACCRETIVE EXTERNAL GROWTH OPPORTUNITIES o Trilogy Purchase Option o New Campus and Expansion Pipeline 126 PROPERTIES 7,433 SKILLED NURSING BEDS 12,993 TOTAL BEDS/UNITS SENIOR HOUSING UNITS 5,560 1997 YEAR FOUNDED 9.4 AVERAGE CAMPUS AGE 4 STATES 85.6% TOTAL OCCUPANCY KEY HIGHLIGHTS INTEGRATED SENIOR HEALTH CAMPUSES / TRILOGY | OVERVIEW (as o f 3 / 3 1/ 2 0 2 4) 18

Defining Integrated Senior Health Campus SHOP Operators’ Focus SNF Operators’ Focus TRILOGY’S FOCUS (+limited IL) CCRC Operators’ Primary Focus (+limited AL/SNF) Assisted Living Units Skilled Nursing Units • One facility that brings together various levels of senior care (IL/AL/MC/SNF) • Allows for better care of residents by allowing them to access multiple levels of care within one campus • Unlike a CCRC which is typically focused on independent living, ISHCs focus on residents that need care—assisted living and skilled nursing • No entrance fees typical of CCRCs • Allows for significant operational efficiencies through shared real estate and shared operational staff • All managed by leading operator, Trilogy Management Services MORE NEED-DRIVEN DEMAND/HIGHER ACUITY MEMORY CARE SKILLED NURSING THE TRILOGY CONCEPT – A UNIQUE DESIGN FOR SENIOR CARE 19 ASSISTED LIVING INDEPENDENT LIVING

building a lasting business THE TRILOGY MOAT REGIONAL SCALE PHYSICAL PLANT Newer, purpose- built facilities with prototype refined for operational efficiency over decades. Modular design allows for expansion to meet demand. OPERATOR OF CHOICE Proven track record of high - quality care, sustained over a long period makes Trilogy the operator choice for residents and health systems. HIGH PRIVATE PAY MIX BUILT-IN REFERRAL SOURCES Ability to control culture, leverage resources—like the Trilogy Flex Force/internal travel nurses—and better understanding of markets. Lowers reliance on government reimbursement programs. Integrated campus provides opportunity for referrals between different care settings. ~40% of AL move- ins from Trilogy SNF TRILOGY KEYS TO COMPETITIVE ADVANTAGE (as of 3/31/2024) TRILOGY COMPETITORS 20

Operator Incentives that Work ISHC/Trilogy – A Model of Structuring for Success TRILOGY INVESTORS ORG CHART ALIGNMENT THAT WORKS • Management contract with lower revenue- based fees • Exclusive rights to investment opportunities • Governance by AHR • Long-term incentive plan tied to earnings creates alignment that works RESULTS • Operator management team focused on long-term financial success • Robust occupancy recovery • Increased focus on expense control and staffing • ZERO use of agency nursing across entire Trilogy portfolio • Substantial NOI growth Trilogy Management2 Subsidiaries owning real property and operations Trilogy Management Services, LLC (Trilogy Manager) Management Agreement NorthStar Healthcare Income, Inc. (NorthStar) Operating Company d/b/a Trilogy Health Services Joint Venture 76%1 Managing Member Trilogy Investors, LLC (Trilogy) Trilogy REIT Holdings, LLC 24%1 100%1 1. Ownership as of 4/15/24 and is indirectly through one or more wholly-owned subsidiaries. 2. Includes certain executives and employees of the Trilogy Manager. 100% 21

• LARGER FOCUS ON NEEDS-BASED CARE VERSUS MORE DISCRETIONARY SENIOR HOUSING o ~79% of total SHOP exposure in Assisted Living and Memory Care Units • HANDS-ON ASSET MANAGEMENT o Asset management personnel that aligns themselves with operating partners to achieve superior operating results • HIGH-QUALITY REGIONAL OPERATORS o Market experts in the communities served o Regional scale resulting in operational efficiencies • RIDEA STRUCTURE o Opportunity for upside through increasing demand for senior housing • ACCRETIVE EXTERNAL GROWTH OPPORTUNITIES o Sponsors hitting maturity walls o Operational upside for undermanaged facilities 26.9 AVERAGE PROPERTY AGE 4,114 ASSISTED LIVING & MEMORY CARE UNITS 5,175 TOTAL BEDS/UNITS SAME-STORE OCCUPANCY 85.7% 64 PROPERTIES 7 MISSION-DRIVEN REGIONAL OPERATORS 15 STATES 82.5% TOTAL OCCUPANCY KEY HIGHLIGHTS 22 SENIOR HOUSING OPERATING PROPERTIES (SHOP) | OVERVIEW (as o f 3 / 3 1/ 2 0 2 4)

TRILOGY MANAGEMENT SERVICES 128 Buildings / Campuses 13,186 Beds / Units Headquarters in Louisville, KY REGIONAL FOCUS AND OPERATOR AFFILIATIONS (as of 3/31/2024) Strong Partnerships with High-Quality Regional Operators Improved Market Understanding Driving Further Efficiencies Strong Performance and Expanded Growth SENIOR SOLUTIONS (SSMG) 19 Buildings 1,596 Beds / Units Headquarters in Atlanta, GA PRIORITY LIFE CARE 15 Buildings 988 Beds / Units Headquarters in Fort Wayne, IN COMPASS SENIOR LIVING 24 Buildings 856 Beds / Units Headquarters in Eugene, OR COGIR SENIOR LIVING 11 Buildings 671 Beds / Units Headquarters in Scottsdale, AZ HERITAGE SENIOR LIVING 5 Buildings 651 Beds / Units Headquarters in Blue Bell, PA HERITAGE COMMUNITIES 2 Buildings 220 Beds / Units Headquarters in Omaha, NE 23

WITH FAVORABLE AND CONTINUED OPERATING MOMENTUM IN THE SENIOR HOUSING SECTOR WE ARE POSITIONED TO CAPITALIZE ON SEVERAL POTENTIAL ORGANIC GROWTH OPPORTUNITIES Favorable Fundamentals Demographic tailwinds driving continued demand potential for healthcare especially the Company’s senior housing facilities and Integrated Senior Health Campuses at the same time new supply is slowing for senior housing and supply is declining for skilled nursing Multiple Avenues for Revenue Expansion in Senior Housing Opportunity to capture potential revenue growth through occupancy increases, inflation-driven rate adjustments on in- place leases in operating portfolio, and increasing street rates at highly occupied facilities Labor Costs Improving and Inflation Subsiding Optimized and Efficient Staffing Model Softening of labor shortages and wage inflation continue to improve earnings profile of healthcare operators Favorable Structure of Investments (RIDEA) Integrated Senior Health Campuses – Trilogy does not utilize agency nursing labor and has developed a “Flex Force” to seek to ensure adequate staffing while avoiding high agency labor costs Over half of the Company’s portfolio is structured utilizing RIDEA investments which enables us to participate directly in the upside of any operating performance improvement OPERATING PORTFOLIO POSITIONED FOR MEANINGFUL ORGANIC GROWTH 24

OPERATING PORTFOLIO 86.2% 85.7% 83.5% 84.6% 78.6% 80.9% AHR Trilogy AHR SHOP Healthcare REIT Peers SENIOR HOUSING DEMONSTRATING ROBUST ORGANIC GROWTH Same-Store Occupancy Same-Store Revenue Growth Same-Store NOI Growth Q1 2024 vs. Q1 2023 Q1 2024 vs. Q1 2023 Q1 2024 vs. Q1 2023 OPERATING PORTFOLIO (AHR SHOP/Trilogy; Healthcare REIT Peers SHOP or Senior Housing- Managed)(1) (2) Operating Portfolio (SHOP & ISHC/Trilogy) has shown sector-leading occupancy, occupancy gains and NOI growth. +260 bps +710 bps 2 2 1. Source: company websites, public filings and supplemental information. Healthcare REIT Peers includes WELL, VTR, and SBRA. 2. Same-Store Occupancy, Same-Store Revenue Growth, Same-Store NOI Growth based off three months ended March 31, 2024 compared to the same period in 2023. Same-store is based on most recent Q1 2024 reporting as disclosed on company websites or financial disclosures. 3. AHR RIDEA consists of ISHC/Trilogy and SHOP combined. See Appendix for non-GAAP reconciliation. +164 bps 7.4% 10.8% 8.0% 8.0% 0% 2% 4% 6% 8% 10% 12% AHR Trilogy AHR SHOP AHR RIDEA Healthcare REIT Peers (3) 19.9% 33.5% 22.3% 16.7% 0% 10% 20% 30% 40% AHR Trilogy AHR SHOP AHR RIDEA Healthcare REIT Peers 25 (3)

OUTPATIENT MEDICAL

Christus Good Shepherd Health System 7.7% A+ Mercy Health 4.7% A+ Prime Healthcare 4.2% B- Montefiore Medical Center 2.4% BBB- Atrius Health, Inc. 2.3% BBB Total 21.3% Texas 13 Georgia 10 Colorado 5 Illinois 5 Alabama 4 Total 37 4.4M GLA 86 Buildings 88.0% Same-Store Occupancy ~76% On-Campus, Adjacent or Affiliated 27.1% of AHR Total Pro-Rata Cash NOI 5.2 Year WALT(1) 1. WALT based on square feet as of March 31, 2024. 2. Source: S&P Global Ratings. TOP OM TENANTS % Credit Rating(2) Buildings $30.44 Same Store Revenue Per Square Foot TOP OM MARKETSLEASING ACTIVITY HAS SLOWED AFTER A BLISTERING PACE IN 2023 BUT IS IN-LINE WITH LEASING DONE IN PRIOR YEARS DESPITE RECENT OM DISPOSITIONS ~90% Multi-Tenant 0 100 200 300 400 500 600 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 Renewals New leases SQ . F T. (0 00 ’s ) TOP TENANTS BY PRACTICE / TYPE AS % OF ANNUAL IN-PLACE RENTS Multi-Specialty 27.5% Dentistry 3.2% Ambulatory Surgery Center 7.2% Cardiology 3.2% Admin / Support 5.5% Family Medicine 3.0% Orthopedics 5.1% Pediatrics 2.6% Imaging 5.0% Physical Therapy & Rehab 2.5% OUTPATIENT MEDICAL (as of 3/31/2024) 27

CAPITAL ALLOCATION

PROVEN AND MEASURED CAPITAL ALLOCATION EXPERIENCE TO NAVIGATE AND IDENTIFY THE BEST RISK-ADJUSTED RETURNS CAPITAL ALLOCATION – STRATEGIC SOURCES AND USES ~$116.8 million of dispositions over the last nine months at a mid-5% wtd. avg. cap rate(1) Growing cash flow from property operations $772.8 million Public Offering in Feb. 2024 Acquisition of accretive SHOP portfolios in Texas and Oregon with stabilized yield expectations of ~9%(2) ~$721.5 million of debt paydowns carrying a 7.5% interest rate leading to expense savings and flexibility ISHC/Trilogy lease buyouts with an average retired rent obligation of ~9.1% annually based on purchase price Strong Capital Allocation Acumen across Healthcare Real Estate Sectors Disciplined Sourcing through Opportunistic Dispositions and Capital Markets RECENT CAPITAL SOURCES RECENT CAPITAL USES 291. Weighted average (“wtd. avg.”) cap rate calculated as trailing 12-month cash NOI divided by sales price. 2. No assurances can be given as to when, or if, we will be able to attain such yield upon stabilization.

SEVERAL AVENUES FOR GROWTH WITH VARIOUS TRANSACTIONS CONTROLLED BY AHR FOR EXECUTION UPON OPTIMAL TIMING CAPTIVE DEVELOPMENT PIPELINE Active development pipeline to build additional wings on existing ISHC/Trilogy facilities using unique modular design and further build new state-of- the-art facilities to expand TRILOGY BUYOUT Option contract to buy out the remaining minority share of Trilogy at an attractive value through the end of September 2025 GROW WITH EXISTING OPERATORS Continue to execute on acquisition opportunities with existing SHOP operators in their existing markets OPPORTUNISTIC SENIOR HOUSING We anticipate a potential increase in distressed sellers in the senior housing sector due to tight debt markets. We have executed on select distressed acquisitions and we believe we will be positioned to evaluate opportunities MULTIPLE AVENUES FOR ACCRETIVE EXTERNAL GROWTH 30

Purchase Option Description Payment Optionality Cash Cash + Perpetual Convertible Preferred Shares • Option to acquire 24% minority joint venture partner’s membership interest in Trilogy. If exercised, AHR’s indirect ownership of Trilogy would increase to 100%. • Option is exercisable until September 30, 2025 (assuming all extension options are exercised). • Purchase price is $247 million if transaction closed on or before December 31, 2024 and $260 million thereafter. • Purchase price is a fixed dollar amount based on the time of exercise and does not increase despite recognized growth to date in Trilogy’s NOI. • $247 million if an all-cash purchase consummated on or before December 31, 2024 and would further increase to $260 million if consummated on or after January 1, 2025. • Cash: Minimum cash consideration: $24.7 million if AHR consummates the purchase on or before December 31, 2024 or $26.0 million on or after January 1, 2025. • Convertible Preferred Shares: If minimum cash consideration chosen, the remaining portion of the purchase price would be funded by issuing shares of Convertible Preferred Stock. • Preferred Maturity Date: None. Perpetual, no maturity or sinking fund. • Preferred Return: Cumulative cash dividend with an initial annual rate of 4.75% (on $25/preferred share liquidation preference), with annual 0.75% bumps every July with a 7.5% dividend cap, assuming certain conditions are met • Preferred Shares are Redeemable at any time at AHR’s option. The redemption price will vary based on the date of redemption which will be 95% of par value if redeemed before December 31, 2024, 100% of par value from January 1, 2025 until December 31, 2025 and 105% of par value thereafter. • Preferred Shares are convertible into common stock after September 30, 2026 at a fixed conversion value of $15.00/common share. 31 AHR has a purchase option on its joint venture partner’s equity interest in Trilogy Investors with valuable flexibility on timing and consideration through September 2025 Gain 100% ownership of high-performance asset Defined path for compelling external growth Highly-flexible timing Option to use attractive convertible preferred EXTERNAL GROWTH | TRILOGY PURCHASE OPTION (1) 1. No assurance can be given as to when, or if, we will exercise this option, or, if we do exercise this option, that we will consummate the purchase on the terms we expect or at all or that we will achieve the anticipated benefit from acquiring the remaining 24.0% minority membership interest held by the Company’s joint venture partner in Trilogy Holdings.

TRILOGY HAS ROBUST DEVELOPMENT CAPABILITIES +37.3% INCREASE IN BEDS/UNITS SINCE 2015 PROTOTYPE 4.0 1. The decrease in SNF bed count in 2022 is a result of two property sales. • Trilogy has added 29 new campuses since AHR acquired it in 2015 • Demonstrated ability to develop multiple new facilities each year • Historic stabilized yields achieved have been highly- attractive • Multiple avenues for expansion allows dynamic decisions making around capital allocation: • New campuses • Addition of AL/MC/SNF wings to existing campuses • Addition of IL villas to existing campuses IL VILLAS NEW CAMPUSES • 2-unit building/duplex • Each unit has two bedrooms/garage/full kitchen • Residents benefit from amenities of main campus (meal plans, access to care/rehab, activities, etc.) • Typically ~120 units • Prototype optimized over nearly three decades to maximize cost and operational efficiency • Proven lease-up strategy with dedicated team for new campus openings • Three currently under construction DEVELOPMENT POTENTIAL THROUGH TRILOGY 32 -400 -200 0 200 400 600 800 1000 1200 2016 2017 2018 2019 2020 2021 2022 2023 2024 B ed s / U ni ts A dd ed (1) Independent Living Assisted Living/Memory Care SNF

EQUITIZED MEZZANINE DEBT IN OREGON PORTFOLIO (2024) TRILOGY EXTERNAL GROWTH OPPORTUNITIES & INVESTMENTS • Portfolio acquired on February 1, 2024, through deed-in-lieu/loan assumption of $94.5M / $110,000 per unit • 856 beds on 14 properties • Existing debt carries 4.54% interest rate and January 2028 maturity • RIDEA structure with Compass Senior Living installed as new operator; heavily incentivized management contract to align AHR interests • We expect further opportunities like this to present themselves as private investors and operators navigate a challenging financing environment • Trilogy minority interest purchase option exercisable until September 2025 • During Q2 2024, purchased three existing lease purchase options for ~$46 million carrying a lease rate(1) of ~9.1% • Trilogy villa developments, duplexes with targeted yields on cost in the high-single digit / low-double digits • New campus development with targeted low-double digit yields. Typical construction timeline of 24 months and a typical stabilization period of 26 months SIGNIFICANT INVESTMENTS & OPPORTUNITIES 33 1. Lease rate is calculated as in-place facility rent annualized divided by price.

34 PARTNERED WITH EXISTING OPERATOR TO ACQUIRE DISTRESSED PORTFOLIO SSMG SNAPSHOT • Headquarters: Atlanta, Georgia • 19 properties/1,596 units managed for AHR • 37 total facilities operated • In December 2022, took ownership of a distressed portfolio of seven senior housing assets located in Texas • Immediately replaced operator and installed proven operating partner with regional focus • Worked with new operator on strategic plan to rebuild occupancy and grow revenue • Immediate and sustained improvement in fundamentals – over 800 bps increase in occupancy since acquisition (79.7% to 88.6%) through the end of the third quarter in 2023. $2.22 $2.21 $2.29 $2.27 $2.32 $2.32 78.0% 80.0% 82.0% 84.0% 86.0% 88.0% 90.0% $2.05 $2.10 $2.15 $2.20 $2.25 $2.30 $2.35 M ill io ns Revenue (left-hand side) Occupancy (right-hand side) TEXAS 7 PORTFOLIO OCCUPANCY AND REVENUE HAVE GROWN RAPIDLY EXTERNAL GROWTH | CASE STUDY

CAPITAL MARKETS & BALANCE SHEET

$0 $100 $200 $300 $400 $500 $600 Fixed Rate Floating Rate 4.89% WEIGHTED AVERAGE INTEREST RATE KEY DEBT METRICS (1) 1. Total AHR debt, debt maturity schedule and debt metrics are shown Pro-Rata. 2. Reflects $750 million of in-place interest rate swaps. 3. Mortgage loans insured with HUD and shown as consolidated amount. 4. Based on fixed rate HUD debt in-place as of March 31, 2024, does not include bridge-to-HUD debt. DEBT MATURITY SCHEDULE (2) M IL L IO N S 36 $1.75B TOTAL DEBT 9.7 YEARS WEIGHTED AVERAGE TERM • Paid down ~$721.5 million of high-interest near-term maturing debt resulting in a 6.4x Net-Debt-to-Annualized Adjusted EBITDA as of quarter end. • Amended existing credit facility in February 2024, increasing its capacity by $100 million to $1.15 billion and extending the revolving portion of the facility to February 14, 2028 with an option to extend for one 12-month period. • Continued deleveraging from embedded NOI growth within portfolio to provide further flexibility and capacity • Target investment grade rating over time RECENT BALANCE SHEET HIGHLIGHTS & GOALS – Trilogy investment utilizes government-supported HUD debt with ~$631.8 million currently in place(3) – Effective fixed interest rate for HUD debt of 3.6%(4) – Weighted avg. term for fixed HUD debt of 28.8 years(4) – Up to 80% loan-to-value BENEFITS OF LONG-TERM HUD DEBT Fixed Rate, 92.1% Floating Rate, 7.9% Unsecured Debt, 31.5% Secured Debt, 68.5% BALANCE SHEET HIGHLIGHTS (as of 3/31/2024)

MANAGEMENT & GOVERNANCE

Kenny Lin EVP, Deputy Chief Financial Officer and Chief Accounting Officer 18 • Former EVP, Accounting & Finance of Griffin- American Healthcare REIT III and IV • Former CFO of Mobilitie, LLC, the largest private cellular tower company in the US prior to its sale to SBA Communications Corp (NASDAQ: SBAC) Wendie Newman EVP, Asset Management (Outpatient Medical) 31 • Former SVP, Asset Management for wholly owned subsidiary of Ventas, Inc. (NYSE: VTR), responsible for OM assets • Former Senior Asset Manager of Nationwide Health Properties (NYSE: NHP) Ray Oborn EVP, Asset Management (Senior Care) 29 • Former President of Cherrywood Pointe Investment, LLC • Former EVP of United Properties • Former SVP, Operations for Brookdale (NYSE: BKD) Charlynn Diapo SVP, Accounting & Finance 16 • Former auditor with Deloitte & Touche • Former VP and Controller at DEXUS Property Group, a publicly traded Australian REIT • Former REIT Controller at Grubb & Ellis (Formerly NYSE:GBE) Cora Lo SVP, Associate General Counsel and Assistant Corporate Secretary 19 • Former Secretary & Asst. General Counsel of Griffin-American Healthcare REIT III and IV • Former Senior Corporate Counsel for Grubb & Ellis Company (Formerly NYSE:GBE) • Has served as corporate counsel for seven public reporting REITs 3 8 Danny Prosky President & Chief Executive Officer 32 • Former President & COO of Griffin-American Healthcare REIT II, III and IV • 14 years with two publicly-traded REITs: HCP, Inc., nka Healthpeak Properties, Inc. (NYSE: DOC) and American Health Properties (Formerly NYSE: AHE) Brian Peay Chief Financial Officer 36 • Former CFO of Griffin-American Healthcare REIT III and IV • Publicly-traded REIT CFO of Glenborough Realty Trust (Formerly NYSE: GLB) Gabe Willhite Chief Operating Officer 18 • Former EVP, General Counsel of AHR • Former Assistant General Counsel, Transactions of Griffin-American Healthcare REIT III and IV • Former legal counsel for Oaktree Capital subsidiary, Sabal Financial Group LP Stefan Oh Chief Investment Officer 31 • Former EVP, Acquisitions of Griffin-American Healthcare REIT III and IV • 9 years with publicly-traded REIT, HCP, Inc., nka Healthpeak Properties, Inc. (NYSE: DOC) Mark E. Foster EVP, General Counsel and Corporate Secretary 25 • Former Partner at Snell & Wilmer LLP • Former VP, General Counsel and Corporate Secretary for Oaktree Capital subsidiary, Sabal Financial Group LP • Former Regional General Counsel with Toll Brothers, Inc. (NYSE: TOL) Background & Years in Industry Background & Years in Industry EXPERIENCE THROUGH MARKET CYCLES AND WITH LARGEST HEALTHCARE REITS 28 YEARS AVG. EXPERIENCE OF EXECUTIVE TEAM PRIOR AFFILIATIONS NYSE: DOC NYSE: VTR NYSE: BKD HEALTHPEAK NYSE: GLB VENTAS BROOKDALE GLENBOROUGH NYSE: OAK OAKTREE CAPITAL COHESIVE MANAGEMENT TEAM 38

Marvin O’Quinn (Director since 2023) • Served as President & COO of CommonSpirit Health • Formerly Senior Executive Vice President, COO of Dignity Health Valerie Richardson (Director since 2023) • Currently serves as COO of ICSC • Currently serving on the board of directors of KIMCO Realty (NYSE: KIM) NON-STAGGERED BOARD MAJORITY INDEPENDENT BOARD BOARD INVESTMENT MUTA OPT OUT EXPERIENCED BOARD OF DIRECTORS WITH STRONG GOVERNANCE Jeff Hanson (Chairman since 2013(1)) • Former CEO of prior Griffin-American Healthcare REITs • Over 27 years real estate experience Danny Prosky (Director since 2014(1)) • Former President & COO of prior Griffin-American Healthcare REITs • Over 31 years real estate experience BOARD OF DIRECTORS Matt Streiff (Director since 2021) • Former EVP and General Counsel of prior Griffin-American Healthcare REITs • Over 19 years real estate experience Scott Estes (Director since 2022) • Former EVP & CFO of Welltower (NYSE: WELL) and 14-year tenure at largest publicly listed healthcare REIT • Over 29 years real estate experience Brian Flornes (Director since 2016) • Former CEO and co-founder of Vintage Senior Living • Over 31 years of industry experience Dianne Hurley (Director since 2016) • Managing Director of asset management recruiting and human capital management consulting at Glocap • Selected as a 2024 Director to Watch by MLR Media’s Directors & Boards Wilbur H. Smith (Director since 2016) • Currently serving as CEO, president and founder of Greenlaw Partners • Over 24 years real estate experience BOARD GOVERNANCE STATE ANTI-TAKEOVER PROVISIONS OPT OUT NO SHAREHOLDER RIGHTS PLAN NO INSIDER BLOCKING POWER ANTI-TAKEOVER OPT OUT COMMITMENT TO GOVERNANCE 1. Includes tenure as director of Griffin American Healthcare REIT III (the company that AHR merged with in 2021). 39

ENVIRONMENTAL SOCIAL GOVERNANCE • Completed Materiality Assessment with independent ESG consultant in October 2022, setting ESG strategy • Improved energy, water and waste management policies and practices in the Company’s offices and properties • LEED-certified corporate headquarters • Energy efficient lighting and other utility usage retrofits implemented at multiple properties • Reduction in water consumption through smart irrigation controls • Proven commitment to a diversified workplace: • Launched Diversity Equity Inclusion initiative in collaboration with Diversity Inclusion Movement for employees in 2022 • AHR-sponsored community support initiatives • New hire mentorship programs • Robust employee benefit programs with 401k matching, FSA, etc. • Seasoned SEC filer since 2014 • 2/3 of Board made up of independent directors • More than 50% of independent director compensation in stock • Opt-out of MUTA provisions that entrench the Board of Directors and/or management team • Alignment: 58.5% WOMEN UNDERREPRESENTED MINORITIES69.5% 1. As of March 1, 2024, as reported in the Company’s most recent Form 10-K filed with the SEC on March 22,2024. 2,637,365 SHARES & OP UNITS OWNED BY AHR OFFICERS AND DIRECTORS(1) ESG INITIATIVES 40

APPENDIX

ISHC/TRILOGY SEGMENT REPRESENTATIVE PROPERTIES AVERAGE AGE OF CAMPUSES/FACILITIES9.4 YEARS 42

• Adjusted EBITDA: EBITDA excluding the impact of stock-based compensation expense, acquisition and pursuit costs, gain (loss) on sales of real estate, and non-recurring items. • Affiliated: An OM (as defined on the next page) that, as of a specified date, has 25.0% or more of its square footage occupied by at least one healthcare system. • AL: Assisted living units. • Annualized Adjusted EBITDA: Current period (shown as quarterly) EBITDA multiplied by 4. • Cash NOI: NOI excluding the impact of, without duplication, (1) non-cash items such as straight-line rent and the amortization of lease intangibles, (2) third- party facility rent payments and (3) other items set forth in the Cash NOI reconciliation included herein. Both Cash NOI and Same-Store NOI include ownership and other adjustments. • CCRC: A senior housing facility which provides at least three levels of care (i.e., independent living, assisted living and skilled nursing). • CMS: Centers for Medicare and Medicaid Services. • CTRE: CareTrust Realty Inc. • EBITDA: A non-GAAP financial measure that is defined as earnings before interest, taxes, depreciation and amortization. Additional adjustments are made in the Company’s definition of EBITDA for gain (loss) from unconsolidated entities, straight line rent, unrealized foreign currency gain (loss), change in fair value of financial instruments, impairment of real estate assets, and lease termination revenue. • EBITDAR: Earnings before interest, taxes, depreciation, amortization and facilities rent. We use unaudited, periodic financial information provided solely by tenants to calculate EBITDAR and have not independently verified the information. • EBITDAR Coverage: The ratio of EBITDAR to contractual rent for leases or interest and principal payments for loans. EBITDAR Coverage is a measure of a property’s ability to generate sufficient cash flows for the operator/borrower to pay rent and meet other obligations. • EBITDARM: Earnings before interest, taxes, depreciation, amortization, rent and management fees. We use unaudited, periodic financial information provided solely by tenants to calculate EBITDARM and have not independently verified the information. • EBITDARM Coverage: The ratio of EBITDARM to contractual rent for leases or interest and principal payments for loans. EBITDARM Coverage is a measure of a property’s ability to generate sufficient cash flows for the operator or borrower to pay rent and meet other obligations, assuming that management fees are not paid. • ESG: Environmental, social, and corporate governance. • FSA: Flexible Spending Account. • GAAP revenue: Revenue recognized in accordance with Generally Accepted Accounting Principles (“GAAP”), which includes straight line rent and other non- cash adjustments. • GLA: Gross leasable area. • Grant Income: Stimulus funds granted to us through various federal and state government programs, such as the CARES Act, established for eligible healthcare providers to preserve liquidity in response to lost revenues and/or increased healthcare expenses associated with the COVID-19 pandemic; such grants are not loans and, as such, are not required to be repaid, subject to certain conditions. • HUD: U.S. Department of Housing and Urban Development. • IL: Independent living units. • Integrated senior health campuses or ISHC: Integrated senior health campuses include a range of senior care, including independent living, assisted living, memory care, skilled nursing services and certain ancillary businesses. Integrated senior health campuses are predominantly operated utilizing a RIDEA structure. • LEED: Leadership in Energy and Environmental Design. • MC: Memory care units. • MUTA: Maryland Unsolicited Takeovers Act. DEFINED TERMS 43

• NAREIT FFO or FFO: Funds from operations attributable to controlling interest; a non-GAAP financial measure, consistent with the standards established by the White Paper on FFO approved by the Board of Governors of NAREIT (the “White Paper”). The White Paper defines FFO as net income (loss) computed in accordance with GAAP, excluding gains or losses from sales of certain real estate assets, gains or losses upon consolidation of a previously held equity interest, and impairment write-downs of certain real estate assets and investments, plus depreciation and amortization related to real estate, after adjustments for unconsolidated partnerships and joint ventures. While impairment charges are excluded from the calculation of FFO as described above, investors are cautioned that impairments are based on estimated future undiscounted cash flows. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO. • NAV: Net asset value. • Net Debt: Total long-term debt, excluding operating lease liabilities, less cash and cash equivalents and restricted cash pertaining to debt. • NOI: Net operating income; a non-GAAP financial measure that is defined as net income (loss), computed in accordance with GAAP, generated from properties before general and administrative expenses, business acquisition expenses, depreciation and amortization, interest expense, gain or loss on dispositions, impairment of real estate investments, impairment of goodwill, income or loss from unconsolidated entities, gain on re-measurement of previously held equity interest, foreign currency gain or loss, other income and income tax benefit or expense. • Non-Core Properties: Assets that have been deemed not essential to generating future economic benefit or value to the Company’s day-to-day operations and/or are projected to be sold. • Normalized FFO attributable to controlling interest or NFFO: FFO further adjusted for the following items included in the determination of GAAP net income (loss): expensed acquisition fees and costs, which we refer to as business acquisition expenses; amounts relating to changes in deferred rent and amortization of above and below-market leases (which are adjusted in order to reflect such payments from a GAAP accrual basis); the non-cash impact of changes to the Company’s equity instruments; non-cash or non-recurring income or expense; the noncash effect of income tax benefits or expenses; capitalized interest; impairment of goodwill; amortization of closing costs on debt investments; mark-to-market adjustments included in net income (loss); gains or losses included in net income (loss) from the extinguishment or sale of debt, hedges, foreign exchange, derivatives or securities holdings where trading of such holdings is not a fundamental attribute of the business plan; after adjustments for consolidated and unconsolidated partnerships and joint ventures, with such adjustments calculated to reflect Normalized FFO on the same basis. • NYSE: New York Stock Exchange. • Occupancy: With respect to OM, the percentage of total rentable square feet leased and occupied, including month-to-month leases, as of the date reported. With respect to all other property types, occupancy represents average quarterly operating occupancy based on the most recent quarter of available data. The Company uses unaudited, periodic financial information provided solely by tenants to calculate occupancy and has not independently verified the information. Occupancy metrics are reflected at the Company’s Pro-Rata share. • OHI: Omega Healthcare Investors, Inc. • OM: Outpatient Medical buildings. • OP unit: Units of limited partnership interest in the Operating Partnership, which are redeemable for cash or, at the Company’s election, shares of the Company’s common stock on a one-for-one basis, subject to certain adjustments. • Operating Partnership: American Healthcare REIT Holdings, LP, a Delaware limited partnership, through which we conduct substantially all of the Company’s business and of which Continental Merger Sub, LLC, a Delaware limited liability company and the Company’s wholly-owned subsidiary, is the sole general partner. • Pro-Rata: As of March 31, 2024, the Company owned and/or operated 126 properties within its integrated senior health campuses segment through entities of which we owned 75.4% of the ownership interests and eight other buildings through entities of which the Company owned 90.0% to 98.0% of the ownership interests. Because we have a controlling interest in these entities, these entities and the properties these entities own are consolidated in the Company’s DEFINED TERMS 44

• financial statements in accordance with GAAP. However, while such properties are presented in the Company’s financial statements on a consolidated basis, the Company is only entitled to its Pro-Rata share of the net cash flows generated by such properties. As a result, the Company has presented certain property information herein based on its Pro-Rata ownership interest in these entities and the properties these entities own, as of the applicable date, and not on a consolidated basis. In such instances, information is noted as being presented on a “Pro-Rata share” basis. • Quality Mix: Total number of Medicare, Managed Care, Medicare Advantage and private days of revenue divided by the total number of actual patient days for all payor types within Skilled Nursing and Senior Housing beds in the ISHC segment. • REIT: Real Estate Investment Trust. • RevPOR: Revenue per occupied room. RevPOR is calculated as total revenue generated by occupied rooms divided by the number of occupied rooms. • RIDEA: Used to describe properties within the portfolio that utilize the RIDEA structure as described in “RIDEA structure”. • RIDEA Structure: A structure permitted by the REIT Investment Diversification and Empowerment Act of 2007, pursuant to which we lease certain healthcare real estate properties to a wholly-owned taxable REIT subsidiary (TRS), which in turn contracts with an eligible independent contractor (EIK) to operate such properties for a fee. Under this structure, the EIK receives management fees, and the TRS receives revenue from the operation of the healthcare real estate properties and retains, as profit, any revenue remaining after payment of expenses (including intercompany rent paid to us and any taxes at the TRS level) necessary to operate the property. Through the RIDEA structure, in addition to receiving rental revenue from the TRS, we retain any after-tax profit from the operation of the healthcare real estate properties and benefit from any improved operational performance while bearing the risk of any decline in operating performance at the properties. • Same-Store or SS: Properties owned and consolidated for the full period in both comparison periods and that are not otherwise excluded. Properties are excluded from Same-Store if they are: (1) sold, classified as held for sale or properties whose operations were classified as discontinued operations in accordance with GAAP; (2) impacted by materially disruptive events, such as flood or fire for an extensive period of time; or (3) scheduled to undergo or currently undergoing major expansions/renovations or business model transitions or have transitioned business models after the start of the prior comparison period. • Same-Store NOI or SS NOI: Cash NOI for the Company’s Same-Store properties. Same-Store NOI is used to evaluate the operating performance of the Company’s properties using a consistent population which controls for changes in the composition of its portfolio. Both Cash NOI and Same-Store NOI include ownership and other adjustments. • SBRA: Sabra Health Care REIT, Inc. • SHOP: Senior housing operating properties. • SNFs: Skilled nursing facilities. • Square Feet or Sq. Ft.: Net rentable square feet calculated utilizing Building Owners and Managers Association measurement standards. • Stabilize: Means when the occupancy of a property on the last day of four consecutive months is 85.0% or higher. • Total Debt: The principal balances of the Company’s revolving credit facility, term loans and secured indebtedness as reported in the Company’s consolidated financial statements. • Trilogy: Trilogy Investors, LLC; one of the Company’s consolidated joint ventures, in which we indirectly owned a 75.4% interest as of March 31, 2024. • Trilogy Management Services: Trilogy Management Services, LLC, an independent third-party operator that qualifies as an eligible independent contractor and manages all of the Company’s integrated senior health campuses. • Triple-net leased: A lease where the tenant is responsible for making rent payments, maintaining the leased property and paying property taxes and other expenses. • VTR: Ventas, Inc. • WALT: Weighted average lease term. • WELL: Welltower, Inc. • Yield or Yield on Cost: Stabilized Annualized EBITDAR divided by development cost. DEFINED TERMS 45

NOI is a non-GAAP financial measure that is defined as net income (loss), computed in accordance with GAAP, generated from properties before general and administrative expenses, business acquisition expenses, depreciation and amortization, interest expense, gain or loss on dispositions, impairment of real estate investments, impairment of intangible assets and goodwill, income or loss from unconsolidated entities, gain on re- measurement of previously held equity interest, foreign currency gain or loss, other income, and income tax benefit or expense. Cash NOI is defined as NOI but excluding the impact of, without duplication (1) non-cash items such as straight-line rent and the amortization of lease intangibles, (2) third party facility rent payments and (3) other items set forth in the Cash NOI reconciliation included herein. Same-Store NOI is defined as Cash NOI for the Company’s Same-Store properties. Same-Store NOI is used to evaluate the operating performance of the Company’s properties using a consistent population which controls for changes in the composition of the Company’s portfolio. Both Cash NOI and Same-Store NOI include ownership and other adjustments. NOI, Cash NOI and Same-Store NOI are not equivalent to the Company’s net income (loss) as determined under GAAP and may not be a useful measure in measuring operational income or cash flows. Furthermore, NOI, Cash NOI and Same-Store NOI should not be considered as alternatives to net income (loss) as an indication of the Company’s operating performance, or as an alternative to cash flows from operations as an indication of the liquidity. NOI, Cash NOI and Same-Store NOI should not be construed to be more relevant or accurate than the current GAAP methodology in calculating net income (loss) or in its applicability in evaluating the Company’s operating performance. Investors are also cautioned that NOI, Cash NOI and Same-Store NOI should only be used to assess its operational performance in periods in which we have not incurred or accrued any business acquisition expenses. We believe that NOI, Cash NOI and Same-Store NOI are appropriate supplemental performance measures to reflect the performance of its operating assets because NOI, Cash NOI and Same-Store NOI exclude certain items that are not associated with the operations of the properties. We believe that NOI, Cash NOI and Same-Store NOI are widely accepted measures of comparative operating performance in the real estate community. However, the Company’s use of the terms NOI, Cash NOI and Same-Store NOI may not be comparable to that of other real estate companies as they may have different methodologies for computing these amounts. NON-GAAP RECONCILIATIONS Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Net loss (27,615)$ (11,867)$ (6,446)$ (30,959)$ (3,004)$ General and administrative 13,053 11,774 11,342 11,341 11,828 Business acquisition expenses 332 888 1,024 3,551 2,782 Depreciation and amortization 44,670 44,701 49,273 43,960 42,767 Interest expense 39,011 40,990 42,005 41,185 36,438 Loss (gain) in fair value of derivative financial instruments 195 (4,993) (3,402) 9,126 (6,417) Loss (gain) on dispositions of real estate investments, net 132 2,072 (31,981) (2,695) (2,263) Impairment of real estate investments - - 12,510 1,389 - Impairment of intangible assets and goodwill - - - 10,520 - Loss from unconsolidated entities 306 113 505 794 1,205 Gain on re-measurement of previously held equity interest (726) - - - - Foreign currency (gain) loss (1,008) (1,068) 1,704 (1,935) 426 Other income (1,608) (2,589) (1,755) (1,649) (1,863) Income tax expense (benefit) 143 348 284 (112) 278 Total NOI 66,885$ 80,369$ 75,063$ 84,516$ 82,177$ Grant Income - (6,381) (1,064) (30) - Total NOI (excluding Grant Income) 66,885$ 73,988$ 73,999$ 84,486$ 82,177$ Straight line rent (1,090) (993) (814) (584) (1,132) Facility rental expense 9,645 9,717 8,889 8,774 8,840 Other non-cash adjustments 8,614 718 3,011 (2,397) 391 COVID subsidy (143) - (28) - - Consolidated Cash NOI 83,911$ 83,430$ 85,057$ 90,279$ 90,276$ Cash NOI attributable to noncontrolling interest (1) (10,789) (10,993) (11,433) (12,658) (12,714) Pro-Rata Cash NOI 73,122$ 72,437$ 73,624$ 77,621$ 77,562$ 461. All quarters based upon ownership percentage as of most recent quarter end. NOTE: Dollars shown in thousands, except per share within all Non-GAAP Reconciliations.

NON-GAAP RECONCILIATIONS The following is a reconciliation of NOI (excluding Grant Income) to Cash NOI and Same-Store NOI (relating to Same-Store properties) for the quarterly periods presented below: Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Integrated Senior Health Campuses NOI (excluding Grant Income) 33,409$ 34,160$ 36,728$ 41,766$ 41,980$ Facility rental expense 9,645 9,717 8,889 8,774 8,840 Cash NOI attributable to noncontrolling interest (1) (10,577) (10,780) (11,205) (12,416) (12,484) Cash NOI 32,477$ 33,097$ 34,412$ 38,124$ 38,336$ New acquisitions/dispositions/transitions (4,554) (4,405) (4,592) (5,406) (4,844) Other normalizing adjustments - - - (1,078) - Same-Store NOI 27,923$ 28,692$ 29,820$ 31,640$ 33,492$ Outpatient Medical NOI (excluding Grant Income) 23,075$ 22,713$ 21,998$ 23,825$ 20,978$ Straight line rent (393) (327) (309) (291) (158) Other non-cash adjustments 187 378 109 (2,633) 164 Cash NOI 22,869$ 22,764$ 21,798$ 20,901$ 20,984$ New acquisitions/dispositions/transitions (2,247) (1,794) (812) (116) (75) Non-Core Properties (752) (787) (819) (828) (834) Same-Store NOI 19,870$ 20,183$ 20,167$ 19,957$ 20,075$ SHOP NOI (excluding Grant Income) 5,075$ 3,913$ 4,875$ 6,506$ 6,509$ Other non-cash adjustments (40) 35 (1) 11 - COVID subsidies (143) - (28) - - Cash NOI attributable to noncontrolling interest (1) (30) (30) (42) (56) (46) Cash NOI 4,862$ 3,918$ 4,804$ 6,461$ 6,463$ New acquisitions/dispositions/transitions 557 1,480 447 (1,010) 784 Development conversion 412 418 381 340 540 Other normalizing adjustments - 86 - 171 - Same-Store NOI 5,831$ 5,902$ 5,632$ 5,962$ 7,787$ 471. All quarters based upon ownership percentage as of most recent quarter end.

Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Triple-Net Leased Properties NOI (excluding Grant Income) 5,326$ 13,202$ 10,398$ 12,389$ 12,710$ Straight line rent (697) (666) (505) (293) (974) Other non-cash adjustments 8,467 305 2,903 225 227 Cash NOI attributable to noncontrolling interest (1) (182) (183) (186) (186) (184) Cash NOI 12,914$ 12,658$ 12,610$ 12,135$ 11,779$ Debt security investment (1,970) (2,045) (2,014) (2,011) (2,081) New acquisitions/dispositions/transitions (1,653) (1,271) (1,072) (545) - Non-Core Properties (352) (352) (350) (359) (373) Same-Store NOI 8,939$ 8,990$ 9,174$ 9,220$ 9,325$ Total NOI (excluding Grant Income) 66,885$ 73,988$ 73,999$ 84,486$ 82,177$ Straight line rent (1,090) (993) (814) (584) (1,132) Facility rental expense 9,645 9,717 8,889 8,774 8,840 Other non-cash adjustments 8,614 718 3,011 (2,397) 391 COVID subsidies (143) - (28) - - Cash NOI attributable to noncontrolling interest (1) (10,789) (10,993) (11,433) (12,658) (12,714) Cash NOI 73,122$ 72,437$ 73,624$ 77,621$ 77,562$ Debt security investment (1,970) (2,045) (2,014) (2,011) (2,081) New acquisitions/dispositions/transitions (7,897) (5,990) (6,029) (7,077) (4,135) Development conversion 412 418 381 340 540 Non-Core Properties (1,104) (1,139) (1,169) (1,187) (1,207) Other normalizing adjustments - 86 - (907) - Same-Store NOI 62,563$ 63,767$ 64,793$ 66,779$ 70,679$ NON-GAAP RECONCILIATIONS The following is a reconciliation of NOI (excluding Grant Income) to Cash NOI and Same-Store NOI (relating to Same-Store properties) for the quarterly periods presented below: 481. All quarters based upon ownership percentage as of most recent quarter end.

NON-GAAP RECONCILIATIONS The following is a reconciliation of GAAP revenue to Cash revenue and Same-Store cash revenue (relating to Same-Store properties) for the quarterly periods presented below: Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Integrated Senior Health Campuses GAAP revenue and Grant Income 361,770$ 369,237$ 373,355$ 384,993$ 393,122$ Grant Income - (6,381) (1,064) (30) - Cash revenue attributable to noncontrolling interest (1) (88,867) (89,135) (91,451) (94,566) (96,569) Cash revenue 272,903$ 273,721$ 280,840$ 290,397$ 296,553$ Revenue attributable to non-Same-Store properties (84,108) (85,873) (88,681) (93,501) (93,786) Same-Store revenue 188,795$ 187,848$ 192,159$ 196,896$ 202,767$ Outpatient Medical GAAP revenue 37,483$ 36,640$ 35,688$ 36,257$ 34,067$ Straight line rent (393) (327) (309) (291) (158) Other non-cash adjustments (119) (19) (216) (2,995) (185) Cash revenue 36,971$ 36,294$ 35,163$ 32,971$ 33,724$ Revenue attributable to non-Same-Store properties (3,983) (3,182) (1,542) (256) (155) Revenue attributable to Non-Core Properties (1,149) (1,186) (1,193) (1,191) (1,266) Same-Store revenue 31,839$ 31,926$ 32,428$ 31,524$ 32,303$ SHOP GAAP revenue 46,860$ 47,766$ 43,915$ 48,321$ 58,996$ Cash revenue attributable to noncontrolling interest (1) (379) (357) (280) (271) (276) Cash revenue 46,481$ 47,409$ 43,635$ 48,050$ 58,720$ Revenue attributable to non-Same-Store properties (7,613) (8,342) (4,531) (7,692) (16,053) Revenue attributable to development conversion (591) (478) (199) (183) (270) Same-Store revenue 38,277$ 38,589$ 38,905$ 40,175$ 42,397$ 491. All quarters based upon ownership percentage as of most recent quarter end.

Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Triple-Net Leased Properties GAAP revenue 6,113$ 13,928$ 11,282$ 13,010$ 13,348$ Straight line rent (697) (666) (505) (293) (974) Other non-cash adjustments 8,468 266 2,893 206 210 Cash revenue attributable to noncontrolling interest (1) (182) (184) (186) (186) (186) Cash revenue 13,702$ 13,344$ 13,484$ 12,737$ 12,398$ Debt security investment (1,970) (2,045) (2,014) (2,011) (2,081) Revenue attributable to non-Same-Store properties (1,805) (1,369) (1,367) (572) - Revenue attributable to Non-Core Properties (477) (448) (432) (445) (458) Same-Store revenue 9,450$ 9,482$ 9,671$ 9,709$ 9,859$ Total GAAP revenue and Grant Income 452,226$ 467,571$ 464,240$ 482,581$ 499,533$ Straight line rent (1,090) (993) (814) (584) (1,132) Other non-cash adjustments 8,349 247 2,677 (2,789) 25 Grant Income - (6,381) (1,064) (30) - Cash revenue attributable to noncontrolling interest (1) (89,428) (89,676) (91,917) (95,023) (97,031) Cash revenue 370,057$ 370,768$ 373,122$ 384,155$ 401,395$ Debt security investment (1,970) (2,045) (2,014) (2,011) (2,081) Revenue attributable to non-Same-Store properties (97,509) (98,766) (96,121) (102,021) (109,994) Revenue attributable to development conversion (591) (478) (199) (183) (270) Revenue attributable to Non-Core Properties (1,626) (1,634) (1,625) (1,636) (1,724) Same-Store revenue 268,361$ 267,845$ 273,163$ 278,304$ 287,326$ NON-GAAP RECONCILIATIONS The following is a reconciliation of GAAP revenue to Cash revenue and Same-Store cash revenue (relating to Same-Store properties) for the quarterly periods presented below: 501. All quarters based upon ownership percentage as of most recent quarter end.

NON-GAAP RECONCILIATIONS The following is a reconciliation of Net Loss to FFO and Normalized FFO for the quarter ending March 31, 2024: 51 Q1 2023 Q1 2024 Net loss (27,615)$ (3,004)$ Depreciation and amortization related to real estate — consolidated properties 44,632 42,729 Depreciation and amortization related to real estate — unconsolidated entities 63 186 Loss (gain) on dispositions of real estate investments, net — consolidated properties 132 (2,263) Net loss (income) attributable to noncontrolling interests 1,743 (888) Gain on re-measurement of previously held equity interest (726) - Depreciation, amortization, impairments, net gain/loss on dispositions and gain on xxxre-measurements - noncontrolling interests (6,538) (5,462) NAREIT FFO attributable to controlling interest 11,691$ 31,298$ Business acquisition expenses 332 2,782 Amortization of above- and below-market leases 8,675 426 Amortization of closing costs — debt security investments 65 76 Change in deferred rent (60) (589) Non-cash impact of changes to equity instruments 1,072 1,935 Capitalized interest (26) (134) Loss on debt extinguishments - 1,280 Loss (gain) in fair value of derivative financial instruments 195 (6,417) Foreign currency (gain) loss (1,008) 426 Adjustments for unconsolidated entities (74) (110) Adjustments for noncontrolling interests (633) 125 Normalized FFO (NFFO) attributable to controlling interest 20,229$ 31,098$ NAREIT FFO per common share 0.18$ 0.30$ NFFO per common share 0.31$ 0.30$ Distributions paid to common stockholders 26,492$ 16,596$ Weighted average common shares outstanding — basic and diluted 66,026,173 104,295,142 QTD

NON-GAAP RECONCILIATIONS The following is a reconciliation of Net Loss to Annualized Adjusted EBITDA for the quarter ending March 31, 2024: Q1 2024 Net loss $ (3,004) Adjustments: Loss from unconsolidated entities 1,205 Interest expense (including amortization of deferred financing costs, debt xxxdiscount/premium and loss on debt extinguishments) 36,438 Income tax expense 278 Depreciation and amortization (including amortization of above/below xxxmarket leases and right-of-use assets and accretion of lease liabilities) 43,784 Straight line rent (1,132) Foreign currency loss 426 Gain in fair value of derivative financial instruments (6,417) EBITDA 71,578 Non-cash stock-based compensation expense 1,935 Business acquisition expenses 2,782 Gain on dispositions of real estate investments, net (2,263) Non-recurring one-time items 212 Adjusted EBITDA $ 74,244 52

NON-GAAP RECONCILIATIONS(1) The following is a reconciliation of Interest Coverage Ratios and Net Debt for the quarter ending March 31, 2024: 53 Q1 2024 Interest Coverage Ratios Interest Expense $ 36,438 Capitalized Interest 134 Loss on extinguishment of debt (1,280) Non-Cash Interest Expense(2) (3,605) Total Interest $ 31,687 Interest Coverage ratio(3) 2.3X Fixed Charges Coverage Ratios Total Interest $ 31,687 Secured Debt Principal Amortization 5,025 Total Fixed Charges $ 36,712 Fixed Charges Coverage ratio(3) 2.0X Total debt $ 2,015,120 Cash and cash equivalents (77,026) Restricted cash pertaining to debt (46,656) Net debt $ 1,891,438 Net Debt / Annualized Adjusted EBITDA 6.4X 1. The details of the Adjusted EBITDA calculation can be found on the previous page. 2. Non-cash interest expense includes amortization of loan fees and above and below-market debt. 3. Interest Coverage ratio calculated as period Annualized Adjusted EBITDA divided by Total Interest. Fixed Charges Coverage ratio calculated as period Annualized Adjusted EBITDA divided by Total Fixed Charges.